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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2003

MANDALAY RESORT GROUP
(Exact Name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-8570 (Commission File Number)	88-0121916 (IRS Employer Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.    Other Events and Required FD Disclosure.

        On June 27, 2003 Mandalay Resort Group announced that it has filed a registration statement on Form S-3 relating to resales by securityholders of the company's issued and outstanding Floating Rate Convertible Senior Debentures due 2033 and the shares of its common stock issuable up conversion of the debentures.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

  99
  Press release dated June 27, 2003.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2003	MANDALAY RESORT GROUP
	By:	/s/ LES MARTIN Les Martin Vice President and Chief Accounting Officer

Index to Exhibits

No.	Description
99	Press Release dated June 27, 2003

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INFORMATION INCLUDED IN THIS REPORT
Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
Index to Exhibits